                                                                    EXHIBIT 10.1


                       AMENDMENT TO FORBEARANCE AGREEMENT


         THIS AMENDMENT TO FORBEARANCE AGREEMENT, dated as of September 30, 1999 (herein called this "Amendment"), is entered into by and among KCS MEDALLION RESOURCES, INC., a Delaware corporation (formerly known as InterCoast Oil and Gas Company) ("KCS Medallion"), KCS ENERGY, INC., a Delaware corporation ("KCS"), KCS ENERGY SERVICES, INC., a Delaware corporation (formerly known as InterCoast Gas Services Company) ("Medallion Gas Services" and together with KCS Medallion, KCS and KCS Energy Services, each individually, a "Borrower" and collectively, the "Borrowers", each lender that is a signatory hereto or becomes a party hereto as provided in Sections 9.1 or 2.25 of the Credit Agreement (hereinafter defined) (individually, together with its successors and assigns, a "Lender" and, collectively, together with their respective successors and assigns, the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York agency (in its individual capacity, "CIBC"), and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"), and CIBC Inc., a Delaware corporation as collateral agent for the Lenders (in such capacity pursuant to the terms hereof, the "Collateral Agent"). Terms used herein which are defined in the Forbearance Agreement (as hereinafter defined) are used herein with the meanings given them therein.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders, the Collateral Agent and the Agent have entered into a Forbearance Agreement dated as of July 26, 1999 but effective as of July 1, 1999, (the "Forbearance Agreement ") pursuant to which, on the terms provided therein, the Lenders have agreed (x) to forbear from exercising any further rights and remedies as provided in the Loan Documents or otherwise during the Forbearance Period and (y) to rescind the declaration contained in a notice of default dated July 12, 1999 that all Obligations of the Borrowers pursuant to the Loan Documents are immediately due and payable, such rescission and forbearance to be in effect until termination of the Forbearance Period and notice to the Borrowers from the Agent accelerating the date for payment of the Obligations; and

         WHEREAS, the Borrowers, the Lenders, the Collateral Agent and the Agent now wish to amend the Forbearance Agreement in certain respects;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         SECTION 1. Amendment to Section 1.2. Section 1.2 of the Forbearance Agreement is hereby amended by deleting the reference to the date " October 5, 1999" in the ninth line thereof and inserting in lieu thereof the date "December 3, 1999."

         SECTION 2. Amendment to Section 3.3 Section 3.3 of the Forbearance Agreement is hereby amended as follows:


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                  (i) The first sentence of clause (a) of Section 3.3 of the
         Forbearance Agreement is amended and restated in its entirety to read as follows: "(a) Accrued and unpaid interest on each outstanding Base Rate Loan shall be due and payable on July 31, 1999, August 31, 1999, September 30, 1999, October 31, 1999 and November 30, 1999."

                  (ii) The first sentence of clause (b) of Section 3.3 of the Forbearance Agreement is amended and restated in its entirety to read as follows: "(b) During the Forbearance Period, payments of principal of the Tranche A Loans shall be due and payable in the amount of $1,250,000 on each of July 31, 1999, August 31, 1999, September 30,
         1999, October 31, 1999 and November 30, 1999."

         SECTION 3. Amendment to Section 3.4. Section 3.4(a) of the Forbearance Agreement is amended by deleting the reference to the date "September 30, 1999" in the seventh line thereof and inserting in lieu thereof the date "December 3, 1999".

         SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

                  (i) Multiple counterparts of this Amendment as requested by the Agent; and

                  (ii) certificates of the secretary or an assistant secretary of each Borrower, certifying as to resolutions of the board of directors of such entity authorizing this amendment and the incumbency and signatures of the officers of such company authorized to execute this Amendment.

         SECTION 5. Effect. This Amendment shall be deemed to be an amendment to the Forbearance Agreement, and the Forbearance Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Forbearance Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Forbearance Agreement as amended hereby.

         SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

         SECTION 7. Successors. This Amendment shall be binding upon each of the Borrowers, the Lenders, the Collateral Agent and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Lenders, the Collateral Agent and the Agent and the successors and assigns of the Lenders, the Collateral Agent and the Agent.


                                       2

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.




                                                BORROWERS:

                                                KCS MEDALLION RESOURCES, INC.


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                                KCS ENERGY, INC.


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                                KCS ENERGY SERVICES, INC.


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                                KCS MEDALLION GAS SERVICES, INC.


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------



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                                         LENDERS:

                                         BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



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                                         COMERICA BANK-TEXAS


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------




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                                         SOCIETE GENERALE, SOUTHWEST AGENCY


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------




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                                         DEN NORSKE BANK ASA

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------




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                                         PARIBAS


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------




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                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------




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                                    CIBC INC., Lender and Collateral Agent


                                    By:
                                       --------------------------------------
                                             Authorized Signatory


                                    AGENT:

                                    CANADIAN IMPERIAL BANK OF COMMERCE


                                    By:
                                       --------------------------------------